LETTER OF TRANSMITTAL

                           CONTINENTAL AIRLINES, INC.

                                OFFER TO EXCHANGE
                      FLOATING RATE SECURED NOTES DUE 2007,
          WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
                           FOR ANY AND ALL OUTSTANDING
                      FLOATING RATE SECURED NOTES DUE 2007

              Pursuant to the Prospectus, dated ____________, 2003.
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          ____________, 2003, UNLESS EXTENDED (THE "EXPIRATION DATE").
        TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME,
                            ON THE EXPIRATION DATE.



            BY MAIL:                         BY OVERNIGHT DELIVERY OR HAND:
     Wilmington Trust Company                   Wilmington Trust Company
      DC-1615 Reorg Services                Corporate Trust Reorg Services
           PO Box 8861                         1100 North Market Street
  Wilmington, Delaware 19899-8861           Wilmington, Delaware 19890-1615



                             FACSIMILE TRANSMISSION:
                                 (302) 636-4145


                              CONFIRM BY TELEPHONE:
                                 (302) 636-6472

     Delivery of this instrument to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, will not constitute a valid delivery.

     The undersigned acknowledges receipt of the Prospectus, dated [____________], 2003 (the "Prospectus"), of Continental Airlines, Inc., a Delaware corporation (the "Company"), and this Letter of Transmittal (this "Letter"), which together constitute the offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of the Company's Floating Rate Secured Notes due 2007, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for an equal principal amount of the Company's outstanding Floating Rate Secured Notes due 2007 (the "Old Notes"). The Exchange Offer is being made in order to satisfy certain obligations of the Company contained in the Exchange and Registration Rights Agreement, dated as of December 6, 2002, between the Company and the Initial Purchaser named therein (the "Registration Rights Agreement").

     For each Old Note accepted for exchange, the holder of such Old Note will receive a New Note having a principal amount equal to that of the surrendered Old Note. New Notes will accrue interest at the variable rate per annum set forth on the cover page of the Prospectus (plus, if applicable, 0.50% during the period specified in the Registration Rights Agreement), subject to a maximum rate of 12% applicable only for periods as to which the Company has failed to pay accrued interest when due and failed to cure such nonpayment, from the most recent date to which interest has been paid on the Old Notes or, if no interest has been paid, from the date on which the Old Notes surrendered in exchange therefor were originally issued (the "Issuance Date"). Interest on the New Notes is payable on March 6, June 6, September 6 and December 6 of each year, commencing on March 6, 2003. In the event that neither the consummation of the Exchange Offer nor the declaration by the Securities and Exchange Commission of a shelf registration statement relating to the sale of the Old Notes to be effective (each, a "Registration Event") occurs on or prior to the 210th calendar day following the Issuance Date, the interest rate borne by the Notes shall be increased by 0.50% from and including such 210th day to but excluding the earlier of (i) the date on which a Registration Event occurs and (ii) the date on which all of the Notes otherwise become transferable by Noteholders (other than affiliates or former affiliates of Continental) without further registration under the Securities Act. In the event that such shelf registration statement ceases to be effective at any time during the period specified by the Registration Rights Agreement for more than 60 days, whether or not consecutive, during any 12-month period, the interest rate borne by the Notes shall be increased by 0.50% from the 61st day of the applicable 12-month period such shelf registration statement ceases to be effective until such time as such shelf registration statement again becomes effective (or, if earlier, the end of such period specified by the Registration Rights Agreement). The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter is to be completed by a holder of Old Notes if Old Notes are to be forwarded herewith or if a tender of Old Notes, if available, is to be made by book-entry transfer to the account maintained by Wilmington Trust Company (the "Exchange Agent") at The Depository Trust Company ("DTC") pursuant to the procedure set forth in "The Exchange Offer" section of the Prospectus and an Agent's Message (as defined below) is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. The term "Agent's Message" means a message, transmitted by DTC and received by the Exchange Agent and forming a part of a Book-Entry Confirmation (as defined below), that states that DTC has received an express acknowledgment from a participant tendering Old Notes that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by this Letter, and that the Company may enforce this Letter against such participant. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at DTC (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------
                            DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------
                                              AGGREGATE
 NAME(S) AND ADDRESS(ES)    CERTIFICATE     PRINCIPAL AMOUNT   PRINCIPAL AMOUNT
 OF REGISTERED HOLDER(S)     NUMBER(S)<F1>   OF OLD NOTE(S)        TENDERED<F2>

                           ------------       ------------       ------------
                           ------------       ------------       ------------
                           ------------       ------------       ------------
                           ------------       ------------       ------------
--------------------------------------------------------------------------------

<F1>
Need to be completed by Holders of Notes being tendered by book-entry transfer (see below).
<F2>
Unless otherwise indicated in this column, it will be assumed that all Notes represented by certificates delivered to the Exchange Agent are being tendered. See Instruction 1.

--------------------------------------------------------------------------------

 _
|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              -----------------------------------------------

Account Number:                       Transaction Code Number:
               ------------------                             ------------------

     By crediting the Old Notes to the Exchange Agent's account at DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting to the Exchange Agent a computer-generated Agent's Message in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter, the participant in DTC confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.
 _
|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                ------------------------------------------------

Window Ticket Number (if any):
                              --------------------------------------------------

Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------

Name of Institution which Guaranteed Delivery:
                                              ----------------------------------

If Delivered by Book-Entry Transfer, Complete the Following:

Account Number:                       Transaction Code Number:
               ------------------                             ------------------
 _
|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------

Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as Trustee under the Indenture (each as defined in the Prospectus)) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate", as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act"), of the Company.

     The undersigned also acknowledges that this Exchange Offer is being made based upon the Company's understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who acquires such New Notes directly from the Company for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement with any person to participate in the distribution of such New Notes. If a holder of Old Notes is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes".

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

-----------------------------------         -----------------------------------
 SPECIAL ISSUANCE INSTRUCTIONS                 SPECIAL DELIVERY INSTRUCTIONS
  (SEE  INSTRUCTIONS  3 AND 4)                  (SEE  INSTRUCTIONS  3 AND 4)

  To   be    completed    ONLY   if           To   be    completed    ONLY   if
certificates   for  Old   Note  not         certificates   for  Old  Notes  not
exchanged  and/or  New Notes are to         exchanged  and/or  New Notes are to
be  issued  in the name of and sent         be sent to  someone  other than the
to someone other than the person(s)         person(s)    whose     signature(s)
whose  signature(s)   appear(s)  on         appear(s) on this letter below,  or
this Letter below,  or if Old Notes         to the  undersigned  at an  address
delivered  by  book-entry  transfer         other   than   shown   in  the  box
which are not accepted for exchange         entitled "Description of Old Notes"
are to be  returned by credit to an         on  this  Letter  above.  indicated
account  maintained  at  DTC  other         above.
than the account indicated above.

Issue New Notes and/or Old Notes to:        Mail New Notes and/or Old Notes to:


Name(s):                                    Name(s):
        ----------------------------                ----------------------------
        (Please Type or Print)                      (Please Type or Print)

        ----------------------------                ----------------------------
        (Please Type or Print)                      (Please Type or Print)

Address:                                    Address:
        ----------------------------                ----------------------------

        ----------------------------                ----------------------------
        (Including Zip Code)                        (Including Zip Code)


------------------------------------
    Social Security or Employer
       Identification Number

Credit    unexchanged   Old   Notes
delivered by book-entry transfer to
DTC account set forth below.


------------------------------------
       (DTC Account Number,
          if applicable)

-----------------------------------         -----------------------------------

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                PLEASE READ THIS LETTER OF TRANSMITTAL CAREFULLY
                        BEFORE COMPLETING ANY BOX ABOVE.

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

Dated:                              , 2003
       -----------------------------

-------------------------------------------------------------------------------x

-------------------------------------------------------------------------------x
                         (Signature(s) of Owner) (Date)


Area Code and Telephone Number:
                               -------------------------------------------------

     If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:
         -----------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)


                               SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

Signature(s) Guaranteed by an Eligible Institution:
                                                   -----------------------------
                                                       (Authorized Signature)

--------------------------------------------------------------------------------
                                     (Title)

--------------------------------------------------------------------------------
                                 (Name and Firm)


Dated:                              , 2003
      ------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                  Forming part of the Terms and Conditions of
                             the Offer to Exchange
                      Floating Rate Secured Notes due 2007,
          which have been registered under the Securities Act of 1933, for any and all outstanding Floating Rate Secured Notes due 2007.


1.   DELIVERY OF THIS LETTER AND OLD NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Notes if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Book-Entry Transfer" section of the Prospectus and an Agent's Message is not delivered. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in integral multiples of $1,000.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Old Notes, in proper form for transfer, or Book-Entry Confirmation, as the case may be, together with a properly completed and duly executed Letter (or facsimile thereof or Agent's Message in lieu thereof) and all other documents required by this Letter, are received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If Old Notes are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

     See "The Exchange Offer" section of the Prospectus.

2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER).

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes--Principal Amount Tendered". A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter, promptly after the

Expiration Date. All of the Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter is signed by a person other than the registered holder of any certificates specified herein, such certificates must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name of the registered holder appears on the certificates and the signatures on such certificates must be guaranteed by an Eligible Institution.

     If this Letter or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

     Endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934 (an "Eligible Institution").

     Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered holder of Old Notes (which term, for purposes of the Exchange Offer, includes any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter, or
(ii) for the account of an Eligible Institution.

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder of Old Notes may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAXPAYER IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Exchange Agent with such Holders correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which, in the case of a tendering holder who is an individual, is his or her social security number. If a tendering holder does not provide the Exchange Agent with its current TIN or an adequate basis for an exemption, such tendering holder may be subject to backup withholding in an amount currently equal to 30% of all reportable payments made after the exchange. If withholding results in an overpayment of taxes, a refund may be obtained.

     Exempt holders of Old Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Exchange Agent a completed Form W-8 BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 1 of the Substitute Form W-9 and write "applied for" in lieu of its TIN.
Note: checking this box and writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Exchange Agent within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Exchange Agent.

6.   TRANSFER TAXES.

     The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 6, it is not necessary for transfer tax stamps to be affixed to the Old Notes specified in this Letter.

7.   WAIVER OF CONDITIONS.

     The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

--------------------------------------------------------------------------------

                                SUBSTITUTE FORM
                                      W-9

       Requestfor Taxpayer Identification Number (TIN) and Certification

              Give form to the requester. Do not send to the IRS.

--------------------------------------------------------------------------------

NAME
     ---------------------------------------------------------------------------

BUSINESS NAME, IF DIFFERENT FROM ABOVE
                                       -----------------------------------------

CHECK APPROPRIATE BOX:
              _                                _                  _
             |_| Individual/Sole proprietor   |_| Corporation    |_| Partnership
              _
             |_| Other
                                  ----------------------------------------------
ADDRESS:
         -----------------------------------------------------------------------

ADDRESS (LINE 2):
                  --------------------------------------------------------------
                                                       _
CHECK THE BOX IF YOU ARE EXEMPT FROM WITHHOLDING      |_|

--------------------------------------------------------------------------------

PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX BELOW AND CERTIFY BY SIGNING AND DATING BELOW. For individuals, your TIN is your social security number. However, for a resident alien, sole proprietor, or disregarded entity, see the W-9 Guidelines. For other entities, it is your employer identification number (EIN). If you do not have a number, see HOW TO GET A TIN in the W-9 Guidelines.

Tax Identification Number (SSN or EIN)

------------------------------------------

NOTE: If the account is in more than one name, see the chart in the W-9 Guidelines on whose number to enter.

--------------------------------------------------------------------------------

PART 2 - CERTIFICATION

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), AND

2. I am not subject to backup withholding because: (A) I am exempt from backup withholding, or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (C) the IRS has notified me that I am no longer subject to backup withholding, AND

3.   I am a U.S. person (including a U.S. resident alien).

CERTIFICATION INSTRUCTIONS. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

Signature                                            Date
         -----------------------------------             -----------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY REPORTABLE PAYMENT MADE TO YOU. PLEASE REVIEW THE W-9 GUIDELINES FOR ADDITIONAL DETAILS.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER-- Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payer.

------------------------------------------------------------   ------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:         GIVE THE                      FOR THIS TYPE OF ACCOUNT:         GIVE THE EMPLOYER
                                  SOCIAL SECURITY                                                 IDENTIFICATION NUMBER OF--
                                  NUMBER OF --                                                    NUMBER OF--
------------------------------------------------------------   ------------------------------------------------------------
1.  Individual                    The  individual.              6.  Sole   proprietorship or      The  owner<F5>
                                                                    single-owner LLC

2.  Two or more  individuals      The actual owner of the       7.  A valid trust, trust,         The legal entity<F6>
    (joint account)               account or, if combined           estate, or pension trust
                                  funds, any one of the
                                  individuals<F3>

3.  Custodian account of a        The minor<F4>                 8.  Corporate or LLC electing     The corporation
    minor (Uniform Gift to                                          corporate status of Form
    Minors Act)                                                     8832

4.  a.The usual revocable         The  grantor-trustee<F3>      9.  Association,  club,           The organization
      savings  trust grantor                                        religious, charitable,
      is also trustee)                                              educational or other
                                                                    tax-exempt organization
    b.So-called trust             The actual owner<F3>
      account that is not a
      legal or valid trust
      under state law

5.  Sole proprietorship or        The  owner<F5>                10. Partnership                   The  partnership
    single-owner LLC
                                                                11. A broker or registered        The broker or nominee
                                                                    nominee

                                                                12. Account with the              The public entity
                                                                    Department of Agriculture
                                                                    in the name of a public
                                                                    entity (such as State
                                                                    or local government,
                                                                    school district, or
                                                                    prison) that receives
                                                                    agricultural program
                                                                    payments

<F3>
List first and circle the name of the person  whose number you  furnish.  If only one person on a joint  account has an SSN, that person's number must be furnished.

<F4>
Circle the minor's name and furnish the minor's social security number.

<F5>
YOU MUST SHOW YOUR  INDIVIDUAL  NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN
(if you have one).

<F6>
List first and circle the name of the legal  trust,  estate,  or pension  trust.  (Do not  furnish  the TIN of the  personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:If no name is circled  when there is more than one name,  the  number  will be  considered  to be that of the first name listed.


             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

              Section references are to the Internal Revenue Code.


HOW TO GET A TIN                             1. The treaty country. Generally,
                                           this must be the same treaty under
If you don't have a taxpayer If you        which you claimed exemption from
don't have a taxpayer                      tax as a nonresident alien.
identification number or you don't           2. The treaty article addressing
know your number, obtain Form SS-5,        the income.
Application for a Social Security            3. The article number (or
Card, from your local Social               location) in the tax treaty that
Security Administration office or          contains the saving clause and its
get this form on-line at                   exceptions.
WWW.SSA.GOV/ONLINE/SS5.HTML. You             4. The type and amount of income
may also get this form by calling          that qualifies for the exemption
1-800-772-1213. Use Form W-7 to            from tax.
apply for an ITIN (for resident              5. Sufficient facts to justify
aliens not eligible for an SSN), or        the exemption from tax under the
Form SS-4, Application for Employer        terms of the treaty article.
Identification Number, to apply for
an EIN. You can get Forms SS-4 and         PAYEES EXEMPT FROM BACKUP WITHHOLDING
W-7 from the IRS by calling                Backup withholding is not required
1-800-TAX-FORM or from the IRS             on any payments made to the
website at WWW.IRS.GOV.                    following payees:
                                             1. An organization exempt from
NONRESIDENT  ALIEN  WHO  BECOMES  A        tax under section 501(a), any IRA,
RESIDENT ALIEN                             or a custodial account under
Generally, only a nonresident alien        section 403(b)(7) if the account
individual may use the terms of a          satisfies the requirements of
tax treaty to reduce or eliminate          section 401(f)(2);
U.S. tax on certain types of                 2. The United States or any of
income. However, most tax treaties         its agencies or instrumentalities;
contain a provision known as a               3. A state, the District of
"saving clause." Exceptions                Columbia, a possession of the
specified in the saving clause may         United States, or any of their
permit an exemption from tax to            political subdivisions or
continue for certain types of              instrumentalities;
income even after the recipient has          4. A foreign government or any of
otherwise become a U.S. resident           its political subdivisions,
alien for tax purposes.                    agencies, or instrumentalities; or
                                             5. An international organization
If you are a U.S. resident alien           or any of its agencies or
who is relying on an exception             instrumentalities.
contained in the saving clause of a
tax treaty to claim an exemption           Payments made to the following
from U.S. tax on certain types of          payees MAY BE EXEMPT from backup
income, you must attach a statement        withholding:
that specifies the following five
items:

  6. A corporation;                        payee, the acquisition or
  7. A foreign central bank of             abandonment of secured property,
issue;                                     cancellation of debt, or
  8. A dealer in securities or             contributions made to an IRA or
commodities required to register in        Archer MSA. The IRS uses the
the United States, the District of         numbers for identification purposes
Columbia, or a possession of the           and to help verify the accuracy of
United States;                             tax returns. The IRS may also
  9. A futures commission merchant         provide this information to the
registered with the Commodity              Department of Justice for civil and
Futures Trading commission;                criminal litigation, and to cities,
  10. A real estate investment             states, and the District of
trust;                                     Columbia to carry out their tax
  11. An entity registered at all          laws. The IRS may also disclose
times during the tax year under the        this information to other countries
Investment Company Act of 1940;            under a Tax Treaty or to Federal
  12. A common trust fund operated         and state agencies to enforce
by a bank under section 584(a);            Federal nontax criminal laws and to
  13. A financial institution;             combat terrorism.
  14. A middleman known in the
investment community as a nominee          Payees must provide taxpayer
or custodian; or                           identification numbers whether or
  15. A trust exempt from tax under        not they are required to file a tax
section 664 or described in                return. Payers must generally
section 4947.                              withhold 30.5% of taxable interest,
INTEREST AND DIVIDEND PAYMENTS. All        dividend, and certain other
of the payees listed above, except         payments to a payee who does not
for that listed in item 9, are             furnish a taxpayer identification
exempt from backup withholding for         number to a payer. Certain
interest and dividend payments.            penalties may also apply.
BROKER TRANSACTIONS. All of the
payees listed in items 1 through 13        PENALTIES
are exempt if the payment is for           (1)  FAILURE TO FURNISH TIN. If a
broker transactions. A person                   payee fails to furnish the
registered under the Investment                 correct TIN to a payer, he or
Advisors Act of 1940 who regularly              she is subject to a penalty of
acts as a broker is also exempt.                $50 for each such failure
PAYMENTS REPORTABLE UNDER SECTIONS              unless the failure is due to
6041 AND 6041A. These payments are              reasonable cause and not to
generally exempt from backup                    willful neglect.
withholding only if made to payees         (2)  CIVIL PENALTY FOR FALSE
listed in items 1 through 7.                    INFORMATION WITH RESPECT TO
BARTER EXCHANGE TRANSACTIONS AND                WITHHOLDING A payee who makes
PATRONAGE DIVIDENDS. Only payees                false statements with no
listed in items 1 through 5 are                 reasonable basis that results
exempt from backup withholding on               in no backup withholding is
these payments.                                 subject to a $500 penalty.
                                           (3)  CRIMINAL PENALTY FOR
Exempt Payees described above                   FALSIFYING INFORMATION
should file a Substitute Form W-9               Willfully falsifying
to avoid possible erroneous backup              certifications or affirmations
withholding. EXEMPT PAYEES SHOULD               may subject a payee to
FURNISH THE APPROPRIATE TIN, CHECK              criminal penalties including
THE BOX FOR TAXPAYERS EXEMPT FROM               fines and/or imprisonment.
BACKUP WITHHOLDING, AND SIGN AND           (4)  MISUSE OF TINS. If the payer
RETURN THE FORM TO THE PAYER.                   discloses or uses TINs in
                                                violation of Federal law, the
PRIVACY ACT NOTICE                              payer may be subject to civil
Section 6109 requires a payee to                and criminal penalties.
give his or her correct TIN to
persons who must file information          FOR ADDITIONAL  INFORMATION CONTACT
returns with the IRS to report             YOUR TAX CONSULTANT OR THE INTERNAL
interest, dividends, and certain           REVENUE SERVICE
other income paid to the payee,
mortgage interest paid by the